                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

     AGREEMENT, made and entered into as of the 13th day of July, 1997 by and between Waste Management, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Ronald T. LeMay (the "Executive").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Company desires to employ the Executive and to enter into an agreement embodying the terms of such employment (the "Agreement") and the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of the Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.
          -----------

          (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

          (b) "Base Salary" shall mean the salary provided for in Section 4 below or any increased salary granted to the Executive pursuant to Section 4.

          (c)  "Board" shall mean the Board of Directors of the Company.

          (d)  "Cause" shall mean:

               (i) the Executive commits a felony or any crime involving moral turpitude; or

               (ii) in carrying out his duties, the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct resulting in material economic harm to the Company.

          (e) A "Change in Control" shall mean the occurrence of any one of the following events:

               (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 75% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any Affiliate of the Acquiror;

               (ii) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 75% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any Affiliate of the Acquiror;

               (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares or voting securities of Company; or

               (iv) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director of the Company was approved by a vote of at least two-thirds of such directors of the Company then still in office who were directors of the Company at the beginning of any such period.

          (f) "Constructive Termination Without Cause" shall mean termination by the Executive of his employment after written notice to the Company within 30 days following the occurrence of any of the following events without his consent:

               (i) a reduction in the Executive's then current Base Salary or target bonus opportunity as a percentage of Base Salary;

               (ii) the failure to elect or reelect the Executive to any of the positions described in Section 3 or the removal of him from any such position;

               (iii) a material diminution in the Executive's duties or responsibilities;

               (iv) a change in the reporting structure so that the Executive reports to someone other than the Board; or

               (v) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the

Company within 15 days after a merger, consolidation, sale or similar transaction.

Following written notice from the Executive, as described above, the Company shall have 15 days in which to cure. If the Company fails to cure, the Executive's termination shall become effective on the 16th day following the written notice.

          (g) "Disability" shall mean the Executive's inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities under this Agreement as determined by a medical doctor selected by the Company and the Executive. If the Parties cannot agree on a medical doctor, each Party shall select a medical doctor and the two doctors shall select a third who shall be the approved medical doctor for this purpose.

          (h)  "Effective Date" shall mean July 13, 1997.

          (i) "Pro Rata" shall mean a fraction, the numerator of which is the number of days that the Executive was employed in the applicable performance period (a fiscal year in the case of an annual bonus and a performance cycle in the case of an award under the Long-Term Incentive Plan) and the denominator of which shall be the number of days in the applicable performance period.

          (j)  "Stock" shall mean the Common Stock of the Company.

          (k) "Term of Employment" shall mean the period specified in Section 2 below.

     2.   Term of Employment.
          ------------------

          The Term of Employment shall begin on the Effective Date, and shall extend until the fifth anniversary of the Effective Date; provided, however, that the Term of Employment shall automatically extend for additional one year periods after the fifth anniversary of the Effective Date unless either Party shall give the other Party at least 12 months prior written notice that he/it is electing not to so extend the Term of Employment. Following such notice, the Term of Employment shall terminate on its next scheduled expiration date that is not less than 12 months following the receipt of such notice by the non-terminating Party. Notwithstanding the foregoing, the Term of Employment may be earlier terminated by either Party in accordance with the provisions of Section 13.

     3.   Position, Duties and Responsibilities.
          -------------------------------------

          (a) Commencing on the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as the Chairman of the Board, President and Chief Executive Officer of the Company and be responsible for the general management of the affairs of the Company. The Executive, in carrying out his duties under this Agreement, shall report to the Board.

          (b) Nothing herein shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations subject to the approval of the Board in each case (which approval has been given as to the boards listed in Exhibit A attached), (ii) serving on the boards of a reasonable number of trade associations and/or charitable organizations, (iii) engaging in charitable activities and community affairs, and (iv) managing his personal investments and affairs, provided that such activities set forth in this Section 3(b) do not materially interfere with the proper performance of his duties and responsibilities under Section 3(a).

     4.   Base Salary.
          -----------

          The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Company, of $1,500,000.
The Base Salary shall be reviewed annually for increase in the discretion of the Board.

     5.   Annual Incentive Award.
          ----------------------

          During the Term of Employment, the Executive shall participate in the Corporate Incentive Bonus Plan or any successor annual incentive award plan of the Company. Under such plan, the Executive shall have a target bonus opportunity each year equal to 80% of his Base Salary, payable in that amount if the performance goals established for the relevant year are met. If such performance goals are not met, the Executive shall receive a lesser amount (or nothing) as determined in accordance with applicable plan guidelines. If such performance goals are exceeded, the Executive may receive a greater amount as determined in accordance with applicable plan guidelines. The Executive shall be paid his annual incentive award no later than other senior executives are paid their annual incentive awards. For 1997 the Executive shall receive an annual incentive award of no less than $1,000,000, payable no later than the time when other senior executives are paid their 1997 awards. For purposes of the Corporate Incentive Bonus Plan, the Executive's incentive award account shall start at zero, regardless of the Company's performance in 1997 or Executive's guaranteed incentive for 1997 as provided in this Section 5.

     6.   Restricted Stock and Stock Option Awards.
          ----------------------------------------

          (a) General. The Executive shall be entitled to the restricted stock and stock option awards described in this Section 6, but shall not be eligible for additional restricted stock or stock option awards from the Company until 2002.

          (b) Restricted Stock Award. On the Effective Date, in order to keep Executive whole in respect of compensation and benefits that he is forfeiting at Sprint Corporation ("Sprint"), the Company shall grant the Executive an award of 353,000 shares of Stock (the "Restricted Stock") substantially in the form attached to this Agreement as Exhibit B.

          (c)  Initial Stock Option Awards.  On the Effective Date, in order to
(i) keep the Executive whole in respect of compensation and benefits he is forfeiting at Sprint and (ii) serve as an inducement for the Executive's entering into this Agreement, the Company shall grant the Executive, as a signing bonus, a 10-year stock option award, substantially in the form attached to this Agreement as Exhibit C-1, to purchase 500,000 shares of Stock and a 10-year stock option award, substantially in the form attached to this Agreement as Exhibit C-2 to purchase 1,500,000 shares of Stock (the "Initial Stock Options"). The exercise price of the Initial Stock Option shall be $33.10, which represents the average of the closing sale prices of the Stock on the New York Stock Exchange for the five trading days ending on July 11, 1997.

          (d) Performance Options. Provided that the Executive is then employed by the Company under this Agreement, and as a further inducement for the Executive's entering into this Agreement, the Company shall, on each of the following dates, grant the Executive a 10-year performance stock option, substantially in the form attached to this Agreement as Exhibit D, to purchase 500,000 shares of Stock (a "Performance Stock Option"): April 1, 1998; April 1, 1999; April 1, 2000; and April 1, 2001. The exercise price of each such Performance Stock Option shall be the average of the closing sale prices of the Stock for the last five trading days on which the stock was traded preceding the date of grant but in no event less than the closing sale price on the date of grant or the last preceding trading date on which the Stock was traded. Subject to the provisions of the grant as set forth in Exhibit D, each Performance Stock Option shall become fully exercisable on the earlier of (i) the fifth anniversary of the date of grant, provided that the price of a share of Stock was at least 1.6105 times the exercise price of the Performance Stock Option for at least 30 trading days within a consecutive period of 45 trading days all of which fall after the fourth anniversary of the date of grant and on or before the fifth anniversary of the date of grant or (ii) the date six months prior to the tenth anniversary of the date of grant.

     7.   Long-Term Cash Incentives.
          -------------------------

          During the Term of Employment, the Executive shall participate in the Company's Long-Term Incentive Plan ("LTIP"). Commencing on the Effective Date, the Executive shall participate in the 1996-1998 and 1997-1999 LTIP performance cycles on a Pro Rata basis, with a guaranteed minimum payout (subject to the provisions of Section 13) of $350,000 for the 1996-1998 cycle and $250,000 for the 1997-1999 cycle.

     8.   Stock Appreciation Rights.
          -------------------------

          On the Effective Date, the Company shall grant the Executive stock appreciation rights with respect to an aggregate of one million shares of the stock of Sprint as to which he is forfeiting option rights under an option granted to him by Sprint (the "Stock Appreciation Rights"). It is intended that the Stock

Appreciation Rights shall substantially mirror the terms and conditions of the stock option grant forfeited, so as to leave the Executive in substantially the same economic position (except as otherwise provided in the Stock Appreciation Rights) as if he had not forfeited that grant. The Stock Appreciation Rights shall be substantially in the form attached as Exhibits E-1 and E-2.

     9.   Supplemental Pension.
          --------------------

          (a) Subject to the provisions of this Section 9, the Executive shall be entitled to a pension benefit to be determined, before any offset as provided in Section 9(b), in accordance with the formula under the Company's Supplemental Executive Retirement Plan (the "SERP"). For purposes of determining his pension benefit, before offset, under this Section 9, the Executive shall be credited with 12 years of Benefit Service and Eligibility Service (as those terms are defined in the SERP) under the SERP on the commencement of his employment, such 12 years of Benefit Service and Eligibility Service to be in addition to service for actual employment with the Company.

          (b) The amount determined under Section 9(a) shall be offset by any other pension benefit provided to the Executive under any other pension plan or pension arrangement of the Company and under any pension plan or pension arrangement of Sprint. For this purpose, 401(k) savings plans and the Key

Management Benefit described in Section 10 shall not be considered pension benefits.

          (c) In determining the amount of any offset under Section 9(b), such amount shall be calculated assuming the same frequency of payment, the same form of annuity and the same commencement date of payment as the pension benefit to be paid under this Section 9.

          (d) Except as otherwise provided in Section 13, the Executive's entitlement to the pension benefit under this Section 9 shall vest at the rate of 20% on each of the first five anniversaries of the Effective Date, with the entitlement fully vesting on the fifth anniversary.

          (e) Except as otherwise provided in this Section 9, the Executive's entitlements to the pension benefit under this Section 9, including without limitation any survivor benefit, claims procedures, forms and methods of payment, shall be determined in accordance with the provisions of the SERP. An illustration of how the pension under this Section 9 is to be calculated is attached to this Agreement as Exhibit F.

     10.  Key Management Benefit.
          ----------------------

          As soon as reasonably practicable after the commencement of the Executive's employment, the Company shall grant the Executive a benefit that is substantially equivalent to the Executive's Key Management Benefit at his prior employer, attached to this Agreement as Exhibit G.

     11.  Employee Benefit Programs.
          -------------------------

          During the Term of Employment, the Executive shall be entitled to participate in all employee pension and welfare benefit plans and programs made available to the Company's senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including, without limitation, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee welfare benefit plans or programs that may be sponsored by the Company from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     12.  Reimbursement of Business and Other Expenses;
          ---------------------------------------------
          Perquisites; Vacations.
          ----------------------

          (a) The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement and the Company shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

          (b) During the Term of Employment, the Executive shall be entitled to participate in any of the Company's executive fringe benefits in accordance with the terms and conditions of such arrangements as are in effect from time to time for the Company's senior-level executives. Such benefits currently include a perquisite allowance of up to 3% of the Executive's Base Salary.

          (c) In connection with establishing a new principal residence in the Chicago area, the Executive shall be entitled to reimbursement of his relocation expenses including all reasonable out of pocket expenses of moving his family and personal belongings and real estate listing, commission and similar expenses of (i) disposing of his residence in the Kansas City area and (ii) acquiring a residence in the Chicago area. For a period of up to one year, he shall also be entitled to reimbursement for (i) temporary living expenses in the Chicago area while locating a permanent residence and (ii) expenses of commuting weekly from the Kansas City area to the Chicago area. To the extent that certain relocation expenses are considered taxable income to the Executive, the Company will relieve the Executive of the additional tax burden (federal, FICA, and state income taxes) from such costs as well as the tax impact of the tax reimbursement itself.

          (d) The Executive shall be entitled to four weeks paid vacation per year of employment, which shall accrue and otherwise be subject to the Company's vacation policy.

     13.  Termination of Employment.
          -------------------------

          (a) Termination Due to Death. In the event that the Executive's employment is terminated due to his death, his estate or his beneficiaries, as the case may be, shall be entitled to the following benefits:

                 (i) Base Salary through the end of the month in which death occurs;

                (ii) a Pro Rata annual incentive award for the year in which the Executive's death occurs, based on actual performance for such year, payable when, and if, annual incentive awards are paid to other senior executives;

               (iii) all outstanding Initial Options shall remain exercisable until the earlier of the first anniversary of the date of death or the tenth anniversary of the date of grant;

                (iv) all outstanding Performance Options, to the extent not yet exercisable, shall become exercisable and shall remain exercisable until the earlier of the first anniversary of the date of death or the tenth anniversary of the date of grant;

                  (v) the restrictions on the Restricted Stock granted pursuant to Section 6(b) shall lapse;

                 (vi) the Stock Appreciation Rights granted pursuant to Section 8 shall be exercisable in accordance with their terms;

                (vii) there shall be a Pro Rata payout for each LTIP performance cycle in which the Executive was participating, based on actual performance under the plan, payable when, and if, corresponding awards are paid to other senior executives; and

               (viii) the supplemental pension benefit provided in Section 9 shall fully vest.

          (b) Termination Due to Disability. In the event that the Executive's employment is terminated due to his Disability, he shall be entitled to the following benefits:

                  (i) disability benefits in accordance with the long-term disability ("LTD") program then in effect for senior executives of the Company;

                 (ii) Base Salary through the end of the LTD elimination period;

                (iii) a Pro Rata annual incentive award for the year in which the Executive's termination occurs, based on actual performance for such year, payable when, and if, annual incentive awards are paid to other senior executives;

                 (iv) all outstanding Initial Options shall remain exercisable until the earlier of the first anniversary of the date of termination or the tenth anniversary of the date of grant;

                  (v) all outstanding Performance Options, to the extent not yet exercisable, shall become exercisable and shall remain exercisable until the earlier of the first anniversary of the date of termination or the tenth anniversary of the date of grant;

                 (vi) the restrictions on the Restricted Stock granted pursuant to Section 6(b) shall lapse;

                (vii) the Stock Appreciation Rights granted pursuant to Section 8 shall be exercisable in accordance with their terms;

               (viii) there shall be a Pro Rata payout for each LTIP performance cycle in which the Executive was participating, based on actual performance under the plan, payable when, and if, corresponding awards are paid to other senior executives; and

                 (ix) the supplemental pension benefit provided in Section 9 shall fully vest.

          In no event shall a termination of the Executive's employment for Disability occur until the Party terminating his employment gives written notice to the other Party in accordance with Section 27 below.

          (c)  Termination by the Company for Cause.
               ------------------------------------

               In the event the Company terminates the Executive's employment for Cause:

                 (i) he shall be entitled to Base Salary through the date of the termination;

                (ii) all outstanding Initial and Performance Options shall be forfeited;

               (iii) all Restricted Stock granted under Section 6(b) as to which restrictions have not lapsed shall be forfeited;

                (iv) the Stock Appreciation Rights granted pursuant to Section 8 shall be forfeited;

               (v) all LTIP awards with respect to performance cycles which have not yet been completed shall be forfeited; and

               (vi) any unvested supplemental pension benefit to which the Executive would otherwise be entitled under Section 9 shall be forfeited.

          (d) Termination without Cause or Constructive Termination without Cause. In the event the Executive's employment is terminated by the Company without Cause prior to age 65, other than due to Disability or death, or in the event there is a Constructive Termination without Cause prior to age 65, the Executive shall be entitled to the following benefits, provided that the Executive executes and delivers to the Company a General Release and Cooperation Agreement on or after the date of written notice of termination of Executive's employment substantially in the form attached to this Agreement as Exhibit H:

               (i)  Base Salary through the date of termination;

               (ii) Base Salary, at the annualized rate in effect on the date of termination, for a period of 24 months following such termination;

               (iii) if termination occurs in 1997, the minimum guaranteed bonus for 1997; if termination occurs after 1997, a Pro Rata annual incentive award for the year in which termination occurs, based on his target award for such year, payable when, and if, annual incentive awards are paid to other senior executives;

               (iv) an annual incentive award for a period of 24 months following the date of termination, based on his target award for the year in which termination occurs and payable on a Pro Rata basis in equal installments over the 24-month period of Base Salary continuation payments pursuant to
Section 13(d)(ii);

               (v) all outstanding Initial Options shall remain exercisable until the earlier of the third anniversary of the date of termination or the tenth anniversary of the date of grant;

               (vi) all outstanding Performance Options, to the extent not yet exercisable, shall become exercisable and shall remain exercisable until the earlier of the third anniversary of the date of termination or the tenth anniversary of the date of grant;

               (vii) the restrictions on the Restricted Stock granted pursuant to Section 6(b) shall lapse;

               (viii) the Stock Appreciation Rights granted pursuant to Section 8 shall be exercisable in accordance with their terms;

               (ix) there shall be a Pro Rata payout for each LTIP performance cycle in which the Executive was participating, based on actual performance (subject to the guaranteed amounts for the 1996-1998 and 1997-1999 LTIP award cycles as provided in Section 7), payable when, and if, the corresponding awards are paid to other senior executives; and LTIP awards previously deferred, but not vested shall vest as of the date of termination;

               (x) the supplemental pension benefit provided in Section 9 shall fully vest and the Executive shall continue to be credited with Benefit Service and Eligibility Service for the period in respect of which he receives salary continuation as provided in Section 13(d)(ii); and

               (xi) the Executive shall be entitled to continued participation in all medical, dental, vision and hospitalization insurance coverage and in other employee benefit plans or programs in which he was participating on the date of his termination until the earlier of:

                       (A)  24 months following the date of termination and

                       (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer. The Executive shall promptly advise the Company of any such subsequent employment and the benefits he receives in connection therewith.

          (e) Voluntary Termination. A termination of employment by the Executive on his own initiative, other than a termination due to death or Disability or a Constructive Termination without Cause, shall have the same consequences as provided in Section 13(c)(ii) for a termination for Cause. A voluntary termination under this Section 13(e) shall be effective upon 30 days prior written notice to the Company.

          (f)  Termination Following a Change in Control.

               (i) If, following a Change in Control, the Executive's employment is terminated by the Company without Cause, other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to the benefits provided in Section 13(d) above, except that in lieu of the salary and annual incentive benefits provided in Sections 13(d)(ii) and 13(d)(iv), respectively, the Executive shall receive:

                       (A) Base Salary, at the annual rate in effect on the date of termination, for a period of 36 months following such termination; and

                       (B) an annual incentive award for a period of 36 months following the date of termination, based on his target award for the year in which termination occurs and payable on a Pro Rata basis over the 36-month period of Base Salary continuation payments pursuant to Section 13(f)(i)(A).

               (ii) Immediately following a Change in Control, all amounts and benefits to which the Executive is entitled but not yet vested shall become fully vested and the supplemental pension benefit provided in Section 9 shall be paid, with additional credited Benefit Service and Eligibility Service for the period in respect of which he receives salary continuation pursuant to Section 13(f)(i)(A).

               (iii) If, following a Change in Control, the Executive's employment is terminated for one of the reasons set forth in Section 13(f)(i) and the aggregate of all payments or benefits made or provided to the Executive under Section 13(f)(i) and under all other plans and programs of the Company (the "Aggregate Payment") is determined to constitute a Parachute Payment within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, the Company shall pay to the Executive, prior to the time any excise tax imposed by
Section 4999 of the Internal Revenue Code ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income, employment, excise and other taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a

Parachute Payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this Section 13(f)(ii) shall be made by an independent auditor (the "Auditor") selected by the Company and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm which has not, during the two years preceding the date of its selection, acted in any way on behalf of the Company or any Affiliate thereof.

          (g) Other Termination Benefits. In the case of any of the foregoing terminations, the Executive or his estate shall also be entitled to:

               (i) the balance of any incentive awards, including awards due for performance periods which have been completed, but which have not yet been paid;

               (ii)    any expense reimbursements due the Executive;

               (iii) payment of all amounts when due as a result of the termination; and

               (iv) other benefits, if any, in accordance with applicable plans and programs of the Company.

          (h) Nature of Payments. Any amounts due under this Section 13 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

     14.  Confidentiality.
          ----------------

          (a) During the Term of Employment and thereafter, the Executive shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company, including such trade secret or proprietary or confidential information of any customer or other entity to which the Company owes an obligation not to disclose such information, which he acquires during the Term of Employment, including but not limited to records kept in the ordinary course of business, except (i) as such disclosure or use may be required or appropriate in connection with his work as an employee of the Company or (ii) when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information.

          (b) Upon the termination of the Executive's employment, the Executive (or in the event of his death, the Executive's personal representative) shall promptly surrender to the Company the original and all copies of any materials containing confidential information of the Company (including without limitation all notes, memoranda and materials derived therefrom), whether prepared by the Executive or others, which are then in the Executive's possession or control.

     15.  Noncompetition; Nonsolicitation.

          (a) The Executive acknowledges (i) that in the course of his employment with the Company he will become familiar with trade secrets and customer lists of, and other confidential information concerning, the Company and its Affiliates, customers, and clients and (ii) that his services will be of special, unique and extraordinary value to the Company.

          (b) The Executive agrees that during the Employment Period and for a period of three years thereafter (the "Noncompetition Period") he shall not in any manner, directly or indirectly, through any person, firm, corporation or enterprise, alone or as a member of a partnership or as an officer, director, stockholder, investor or employee of or advisor or consultant to any person, firm, corporation or enterprise or otherwise, engage or be engaged, or assist any other person, firm, corporation or enterprise in engaging or being engaged, in any Competitive Activity. A Competitive Activity shall mean a business that
(i)is being conducted by the Company or any Affiliate at the time in question and (ii) was being conducted, or was under active consideration to be conducted, by the Company or any Affiliate, at the date of the termination of the Executive's employment, provided that Competitive Activity shall not include a business of the Company contributing less than 5% of the Company's revenues for the year in question and provided further that an activity shall not be deemed to be a Competitive Activity if the activity contributes less than 5% of the revenues for the year in question of the business by which the Executive is employed or with which he is otherwise associated.

          (c) The Executive further agrees that during the Noncompetition Period he shall not (i) in any manner, directly or indirectly, induce or attempt to induce any employee of or advisor or consultant to the Company or any of its Affiliates to terminate or abandon his or her or its employment or relationship for any purpose whatsoever, or (ii) in connection with any business to which
Section 15(b) applies, call on, service, solicit or otherwise do business with any customer of the Company or any of its Affiliates; provided, however, that the restriction contained in clause (i) of this Section 15(c) shall not apply to, or interfere with, the proper performance by the Executive of his duties and responsibilities under Section 3 of this Agreement.

          (d) Nothing in this Section 15 shall prohibit the Executive from being a passive owner of not more than one percent of the outstanding common stock, capital stock and equity of any firm, corporation or enterprise so long as the Executive has no active participation in the management of business of such firm, corporation or enterprise.

          (e) If the restrictions stated herein are found by a court to be unreasonable, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

     16.  Resolution of Disputes.
          ----------------------

          Any disputes arising under or in connection with this Agreement shall be resolved by third party mediation of the dispute and, failing that, by binding arbitration, to be held in Chicago, Illinois, in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Each party shall bear his or its own costs of the mediation, arbitration or litigation.

     17.  Remedies.
          --------

          The Parties acknowledge that in the event of a breach or threatened breach of Section 14 or 15 the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of Section 14 or 15, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 14 or 15. Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 14 or 15, including the recovery of damages.

     18.  Indemnification.
          ---------------

          The Company agrees to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other senior executives.

     19.  Assignability; Binding Nature.
          -----------------------------

          This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. Rights or obligations of the Company under this Agreement may be assigned or transferred by the Company pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it reasonably can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law.

     20.  Representation.
          --------------

          The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents that he knows of no agreement between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

     21.  Entire Agreement.
          ----------------

          This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

                                                                              31
     22.  Amendment or Waiver.

          No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     23.  Severability.

          In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law so as to achieve the purposes of this Agreement.

     24.  Survivorship.

          Except as otherwise expressly set forth in this Agreement, the respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment. This Agreement itself (as distinguished from the

Executive's employment) may not be terminated by either Party without the written consent of the other Party.

     25.  References.

          In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

     26.  Governing Law/Jurisdiction.

          This Agreement shall be governed in accordance with the laws of Illinois without reference to principles of conflict of laws.

     27.  Notices.

          All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when (a) delivered personally, (b) sent by certified or registered mail, postage prepaid, return receipt requested or (c) delivered by overnight courier (provided that a written acknowledgment of receipt is obtained by the overnight courier) to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:      Waste Management, Inc.
                        3003 Butterfield Road
                        Oak Brook, IL  60523

                        Attention: Senior Vice President and
                                   General Counsel

                        Copy: Chairman, Compensation and
                              Stock Option Committee

If to the Executive:    Ronald T. LeMay
                        c/o Waste Management, Inc.
                        3003 Butterfield Road
                        Oak Brook, IL  60523


     28.  Headings.

          The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     29.  Counterparts.

          This Agreement may be executed in two or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                       WASTE MANAGEMENT, INC.



                                       By: /s/ Peer Pedersen
                                           ---------------------------------
                                           Peer Pedersen
                                           Chairman, Compensation and
                                           Stock Option Committee



                                           /s/  Ronald T. LeMay
                                           ---------------------------------
                                                Ronald T. LeMay

                                                                       EXHIBIT A



                                 DIRECTORSHIPS
                                 -------------


Ceridian Corporation

Yellow Corporation

                                                                       EXHIBIT B


                             WASTE MANAGEMENT, INC.
                           1997 EQUITY INCENTIVE PLAN
                       RESTRICTED STOCK AWARD CERTIFICATE
                       ----------------------------------

================================================================================
Participant:   Ronald T. LeMay

Number of Shares of Restricted Stock: 353,000    Award Date:   July 13, 1997

Vesting Schedule: Restrictions lapse with respect to 20% of the Restricted Stock on each of the first five anniversaries of the Award Date

Restricted Period: From the Award Date through the fifth anniversary of the Award Date, provided that transferability restrictions on shares shall lapse as vesting restrictions lapse in accordance with the Vesting Schedule

================================================================================

     The Restricted Stock Award represented by this Certificate is made pursuant to the Waste Management, Inc. 1997 Equity Incentive Plan (the "Plan"), the terms of which are incorporated herein by reference. Except to the extent provided herein, capitalized terms used in this Certificate shall have the same meaning ascribed thereto in the Plan, a copy which has been delivered to the Participant. This Certificate serves as the Award Agreement under the Plan.

     The Restricted Stock subject to this Certificate is subject to the restrictions set forth in Article 8 of the Plan. Restricted Stock as to which vesting restrictions have not lapsed shall be forfeited (a) if the Participant voluntarily terminates employment pursuant to Section 13(e) of the employment agreement dated as of July 13, 1997 between the Participant and the Company (the "Employment Agreement"), (b) if the Participant's employment with the Company is terminated by the Company for Cause, or (c) if the Participant violates any non-competition or non-solicitation agreement or covenant with the Company. Notwithstanding the foregoing, (x) if the Participant's employment is terminated due to death or Disability pursuant to
Section 13(a) or 13(b), respectively, of the Employment Agreement, the Restricted Stock shall be fully vested on the date of termination and all restrictions shall lapse; (y) if the Participant's employment is terminated by the Company without Cause or there occurs a Constructive Termination without Cause (pursuant, in either event, to Section 13(d) of the Employment Agreement), the Restricted Stock shall be fully vested on the date of the termination and all restrictions shall lapse; or (z) if a Change in Control occurs, the Restricted Stock shall be fully vested on the date that the Change in Control occurs and all restrictions shall lapse. The Participant's acceptance of the Restricted Stock will be deemed his acceptance of the terms under which such Restricted Stock is granted.

     The Participant shall have the right, by furnishing written notice to the Secretary of the Company at least six months prior to the lapsing of restrictions with respect to any Shares of Restricted Stock, to irrevocably elect not to have delivered to him the Shares of Common Stock otherwise deliverable to him upon the lapsing of the restrictions but instead to have an amount equal to the value of such Common Stock deferred as provided in this paragraph. The value of such Common Stock for purposes of the preceding sentence shall be based on the closing price of a Share of Common Stock on the date lapsing of restrictions was scheduled to take place as to such Common Stock or, if such date is not a trading date, then the next preceding date on which the Shares were traded multiplied by the number of Shares as to which such deferral is being elected. Any such deferral must be made in such manner as may reasonably be required by the Company including such requirements as may apply in order to defer such gains for Federal income tax purposes or as the independent public accountant for the Company advises is necessary in order that the stock gains not be a charge against earnings of the Company. If the Participant elects to defer such amount, the amount shall automatically be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan (the "Deferral Plan") to the extent the Deferral Plan accepts such deferrals. If the Deferral Plan is not available to accept such deferrals, the Participant may make an irrevocable election to defer the amount into Share units (a unit representing a Share of Common Stock including any dividends that may be declared thereon during the period of deferral). Amounts deferred under this paragraph shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

     The certificates representing the Restricted Stock subject to this Certificate have been registered in the name of the Participant and deposited with the Company. Each certificate bears an appropriate legend referring to the provisions of the Plan and this Certificate. The Participant shall execute the attached Irrevocable Stock Power and deliver it to the Company. During the period prior to vesting, the certificates shall be retained by the Company, together with the Irrevocable Stock Power. All dividends paid with respect to the Shares, shall automatically be, or deemed to be, reinvested in additional Common Stock which shall be deemed to be part of the Restricted Stock subject to the certificate and shall likewise be retained by the Company until vesting of the shares of Common Stock to which such dividends relate.

     The Restricted Stock Award represented by this Certificate shall inure to the benefit of and be binding upon the Participant and the Company and their respective heirs, executors, administrators, successors, and assigns.

     IN WITNESS WHEREOF, the Company has caused this Restricted Stock Award Certificate to be executed as of the day and year set forth above.



                                        WASTE MANAGEMENT, INC.



                                        By:
                                            ---------------------------------
                                            Herbert A. Getz
                                            Senior Vice President and
                                            Secretary

                        FORM OF IRREVOCABLE STOCK POWER
                        -------------------------------

     FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to______________________________________ shares of the__________stock of Waste Management, Inc. represented by Certificate(s)
No(s)______________inclusive, standing in the name of the undersigned on the books of said Company.

     The undersigned does (do) hereby irrevocably constitute and appoint______________________attorney to transfer the said stock on the books of said Company, with the full power of substitution in the premises.

Dated: _____________



This signature(s) to this Power must
correspond with the name(s) as         ---------------------------
written upon the face of the           [person(s) executing this power signs
certificate(s) in every particular     here]
without alteration or enlargement or
any change whatever. Signature
guarantee must be make by a bank                SIGNATURE GUARANTEED
located in or having a correspondent
in Chicago, Illinois, or by a member
firm of the New York or Chicago        -------------------------------------
Stock Exchange.





Mailing Address: _______________________________________________

                                                                     EXHIBIT C-1


                             WASTE MANAGEMENT, INC.
                           1997 EQUITY INCENTIVE PLAN
                         STOCK OPTION AWARD CERTIFICATE
                         ------------------------------

======================================================================================================
Participant:  Ronald T. LeMay                       Award Date:  July 13, 1997

Number of Shares Subject to Option:                 Vesting Schedule:  Vested on Award Date

500,000                                             Duration of Option:  10 years from Award Date

Per Share Option Price:  $33.10
======================================================================================================

     The Stock Option Award represented by this Certificate is made pursuant to the Waste Management, Inc. 1997 Equity Incentive Plan (the "Plan"), the terms of which are incorporated herein by reference. Except to the extent provided herein, capitalized terms used in this Certificate shall have the same meaning ascribed thereto in the Plan, a copy of which has been delivered to the Participant. This Certificate serves as the Award Agreement under the Plan.

     The Stock Option subject to this Certificate is intended to be a non-qualified stock option subject to the following provisions and the provisions set forth in the Plan:

     1. The Option Price, payable upon exercise of the Option, shall be $33.10 per Share, subject to adjustment as provided in paragraph 7 below.


     2. The exercise of the Option shall be subject to the following conditions:

          (a) The Option shall be exercisable with respect to the total number of Shares subject to the Option on the Award Date. All or any part of the Shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the Option period.

          (b) The Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of Shares to be purchased, accompanied by full payment for the Shares to be purchased either in cash or its equivalent, in Shares or by a combination of such methods of payment. The per Share value of the Shares for this purpose shall be the average of the high and low sales prices of the Shares on the date of exercise (or if the date of exercise is not a trading day, on the next preceding trading day). The Committee also may allow cashless exercises as permitted under applicable rules and regulations established by the Committee. In the event of an election to defer the gains upon exercise of the Option, the manner of exercising the Option shall be subject to the provisions of paragraph 6 below.

          (c) The Participant may satisfy any obligation to pay an amount required by income tax or other laws to be withheld in connection with an Option exercise by electing to have the Company withhold Shares, or, if the Committee so determines, by delivering Shares, having a Fair Market Value equal to the minimum amount required to be withheld. Each such election or delivery must be made on or prior to the earlier of the date of exercise or the date of determination of the amount of tax required to be withheld and shall be irrevocable and made in writing. The Committee may disapprove any such election or delivery or suspend or terminate the right to make such elections or deliveries.

          (d) At the time of any exercise of the Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or his or her heirs, legatees or legal representatives, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the Shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. The Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the Option is ten years, subject to earlier expiration as provided in paragraph 5 below. The Option is thus not exercisable to any extent after the expiration of ten years from the Award Date, or after any earlier expiration date that may be applicable under the terms of paragraph 5 below, unless the Committee extends the term of the Option for such additional period as the Committee, in its discretion, determines, provided that in no event shall the aggregate Option period, including the original term of the Option and any extensions thereof, exceed ten years.

     4. The Option is not transferable by the Participant otherwise than by will or the laws of descent and distribution, and during the life of the Participant it is exercisable only by the Participant.

     5. Exercise of the Option following termination of employment shall be treated as follows:

          (a) In the event the employment of the Participant with the Company is terminated by the Company for Cause or voluntarily by the Participant, pursuant to Section 13(c) or 13(e), respectively, of the employment agreement dated as of July 13, 1997 between the Participant and the Company (the "Employment Agreement"), the Option shall expire and all rights to purchase Shares pursuant to it shall terminate immediately.

          (b) In the event the employment of the Participant with the Company is terminated because of death or Disability pursuant to Section 13(a) or 13(b), respectively, of the Employment Agreement, the Option may be exercised at any time during its specified term prior to one year after the date of such termination.

          (c) In the event the employment of the Participant with the Company is terminated by the Company without Cause or by a Constructive Termination without Cause (pursuant, in either event, to Section 13(d) of the Employment Agreement), the Option may be exercised at any time during its specified term but not beyond three years after the date of such termination.

     6. The Participant shall have the right, by furnishing written notice to the Secretary of the Company at least six months prior to any exercise of the Option to defer any gains realized upon exercise of the Option. Any such deferral, including the manner of exercise of the Option in connection with such deferral, must be made in such manner as may reasonably be required by the Company including such requirements as may apply in order to defer such gains for Federal income tax purposes or as the independent public accountant for the Company advises is necessary in order that the Option gains not be a charge against earnings of the Company. At the time the Participant elects to defer such gains, such gains shall be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan, (the "Deferral Plan") to the extent the Deferral Plan is available for such deferrals, provided that if the Deferral Plan is not available for reasons noted in the preceding sentence, the Participant may make an irrevocable election to defer into Share units (a unit representing a Share of Common Stock including any dividends that may be declared thereon during the period of the deferral). Amounts deferred under this paragraph 6 shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

     7. The number of Shares subject to the Option and the Option Price per Share shall be adjusted as provided in the Plan in the event of certain changes in the capitalization of the Company, as provided in the Plan.

     8. Notwithstanding the provisions of paragraph 5, upon the occurrence of a Change of Control during the period the Participant is employed, the Option shall remain exercisable throughout its entire term.

     9. The granting of the Option shall not confer upon the Participant any right to be continued in the employment of the Company or any Subsidiary, or interfere in any way with the right of the Company or its Subsidiaries to terminate the Participant's employment arrangement at any time.

     10. Neither the Participant nor his heirs, legatees or legal representatives shall have any rights of stockholders with respect to the Shares subject to the Option until such Shares are actually issued upon exercise of the Option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company as of the date above written.



                         WASTE MANAGEMENT, INC.



                         By:
                              -------------------------
                              Herbert A. Getz
                              Senior Vice President and
                              Secretary

                                                                     EXHIBIT C-2

                             WASTE MANAGEMENT, INC.
                           1997 EQUITY INCENTIVE PLAN
                         STOCK OPTION AWARD CERTIFICATE
                         ------------------------------

==============================================================================================
Participant:   Ronald T. LeMay                   Award Date:   July 13, 1997

Number of Shares Subject to Option:              Vesting Schedule:  Vested on Award Date

1,500,000                                        Duration of Option:  10 years from Award Date

Per Share Option Price:  $33.10
==============================================================================================

     The Stock Option Award represented by this Certificate is made pursuant to the Waste Management, Inc. 1997 Equity Incentive Plan (the "Plan"), the terms of which are incorporated herein by reference. Except to the extent provided herein, capitalized terms used in this Certificate shall have the same meaning ascribed thereto in the Plan, a copy of which has been delivered to the Participant. This Certificate serves as the Award Agreement under the Plan.

     The Stock Option subject to this Certificate is intended to be a non-qualified stock option. It is not designed to qualify for the Performance-Based Exception. It is subject to the following provisions and the provisions set forth in the Plan:

     1. The Option Price, payable upon exercise of the Option, shall be $33.10 per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the Option shall be subject to the following conditions:

          (a) The Option shall be exercisable with respect to the total number of Shares subject to the Option on the Award Date. All or any part of the Shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the Option period.

          (b) The Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of Shares to be purchased, accompanied by full payment for the Shares to be purchased either in cash or its equivalent, in Shares or by a combination of such methods of payment. The per Share value of the Shares for this purpose shall be the average of the high and low sales prices of the Shares on the date of exercise (or if the date of exercise is not a trading day, on the next preceding trading day). The Committee also may allow cashless exercises as permitted under applicable rules and regulations established by the Committee. In the event of an election to defer the gains upon exercise of the Option, the manner of exercising the Option shall be subject to the provisions of paragraph 6 below.

          (c) The Participant may satisfy any obligation to pay an amount required by income tax or other laws to be withheld in connection with an Option exercise by electing to have the Company withhold Shares, or, if the Committee so determines, by delivering Shares, having a Fair Market Value equal to the minimum amount required to be withheld. Each such election or delivery must be made on or prior to the earlier of the date of exercise or the date of determination of the amount of tax required to be withheld and shall be irrevocable and made in writing. The Committee may disapprove any such election or delivery or suspend or terminate the right to make such elections or deliveries.

          (d) At the time of any exercise of the Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or his or her heirs, legatees or legal representatives, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the Shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. The Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the Option is ten years, subject to earlier expiration as provided in paragraph 5 below. The Option is thus not exercisable to any extent after the expiration of ten years from the Award Date, or after any earlier expiration date that may be applicable under the terms of paragraph 5 below, unless the Committee extends the term of the Option for such additional period as the Committee, in its discretion, determines, provided that in no event shall the aggregate Option period, including the original term of the Option and any extensions thereof, exceed ten years.

     4. The Option is not transferable by the Participant otherwise than by will or the laws of descent and distribution, and during the life of the Participant it is exercisable only by the Participant.

     5. Exercise of the Option following termination of employment shall be treated as follows:

          (a) In the event the employment of the Participant with the Company is terminated by the Company for Cause or voluntarily by the Participant, pursuant to Section 13(c) or 13(e), respectively, of the employment agreement dated as of July 13, 1997 between the Participant and the Company (the "Employment Agreement"), the Option shall expire and all rights to purchase Shares pursuant to it shall terminate immediately.

          (b) In the event the employment of the Participant with the Company is terminated because of death or Disability pursuant to Section 13(a) or 13(b), respectively, of the Employment Agreement, the Option may be exercised at any time during its specified term prior to one year after the date of such termination.

          (c) In the event the employment of the Participant with the Company is terminated by the Company without Cause or by a Constructive Termination without Cause (pursuant, in either event, to Section 13(d) of the Employment Agreement), the Option may be exercised at any time during its specified term but not beyond three years after the date of such termination.

     6. The Participant shall have the right, by furnishing written notice to the Secretary of the Company at least six months prior to any exercise of the Option to defer any gains realized upon exercise of the Option. Any such deferral, including the manner of exercise of the Option in connection with such deferral, must be made in such manner as may reasonably be required by the Company including such requirements as may apply in order to defer such gains for Federal income tax purposes or as the independent public accountant for the Company advises is necessary in order that the Option gains not be a charge against earnings of the Company. At the time the Participant elects to defer such gains, such gains shall be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan, (the "Deferral Plan") to the extent the Deferral Plan is available for such deferrals, provided that if the Deferral Plan is not available for reasons noted in the preceding sentence, the Participant may make an irrevocable election to defer into Share units (a unit representing a Share of Common Stock including any dividends that may be declared thereon during the period of the deferral). Amounts deferred under this paragraph 6 shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

     7. The number of Shares subject to the Option and the Option Price per share shall be adjusted as provided in the Plan in the event of certain changes in the capitalization of the company, as provided in the Plan.

     8. Notwithstanding the provisions of paragraph 5, upon the occurrence of a Change of Control during the period the Participant is employed, the Option shall remain exercisable throughout its entire term.

     9. The granting of the Option shall not confer upon the Participant any right to be continued in the employment of the Company or any Subsidiary, or interfere in any way with the right of the Company or its Subsidiaries to terminate the Participant's employment arrangement at any time.

     10. Neither the Participant nor his heirs, legatees or legal representatives shall have any rights of stockholders with respect to the Shares subject to the Option until such Shares are actually issued upon exercise of the Option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company as of the date above written.

                                       WASTE MANAGEMENT, INC.



                                       By:
                                            ------------------------------------
                                            Herbert A. Getz
                                            Senior Vice President and Secretary

                                                                       EXHIBIT D



                             WASTE MANAGEMENT, INC.
                           1997 EQUITY INCENTIVE PLAN
                   PERFORMANCE STOCK OPTION AWARD CERTIFICATE
                   ------------------------------------------

============================================================================================================
Participant:  Ronald T. LeMay                              Award Date:  _________
Number of Shares Subject to Option:  500,000               Vesting Schedule:  See paragraph 2(a)
Per Share Option Price: _______                            Duration of Option:  10 years from Award Date
============================================================================================================

     The Performance Stock Option Award represented by this Certificate is made pursuant to the Waste Management, Inc. 1997 Equity Incentive Plan (the "Plan"), the terms of which are incorporated herein by reference. Except to the extent provided herein, capitalized terms used in this Certificate shall have the same meaning ascribed thereto in the Plan, a copy of which has been delivered to the Participant. This Certificate serves as the Award Agreement under the Plan.

     The Performance Stock Option subject to this Certificate is intended to be a non-qualified stock option subject to the following provisions and the provisions set forth in the Plan:

     1. The Option Price, payable upon exercise of the Option, shall be $_____ per Share subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the Option shall be subject to the following conditions:

          (a) The Option shall be exercisable with respect to the total number of Shares subject to the Option on the earlier of (i) the fifth anniversary of the Award Date, provided that the price of a Share of stock was at least 1.6105 times the exercise price of the Option for at least 30 trading days within a consecutive period of 45 trading days, all of which days fall after the fourth anniversary of the Award Date and before the fifth anniversary of the Award Date and (ii) the date six months prior to the tenth anniversary of the Award Date. All or any part of the Shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the Option period.

          (b) The Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of Shares to be purchased, accompanied by full payment for the Shares to be purchased either in cash or its equivalent, in Shares or by a combination of such methods of payment. The per Share value of the Shares for this purpose shall be the average of the high and low sales prices of the Shares on the date of exercise (or if the date of exercise is not a trading day, on the next preceding trading day). The Committee also may allow cashless exercises as permitted under applicable rules and regulations established by the Committee. In the event of an election to defer the gains upon exercise of the Option, the manner of exercising the Option shall be subject to the provisions of paragraph 6 below.

          (c) The Participant may satisfy any obligation to pay an amount required by income tax or other laws to be withheld in connection with an Option exercise by electing to have the Company withhold Shares, or, if the Committee so determines, by delivering Shares, having a Fair Market Value equal to the minimum amount required to be withheld. Each such election or delivery must be made on or prior to the earlier of the date of exercise or the date of determination of the amount of tax required to be withheld and shall be irrevocable and made in writing. The Committee may disapprove any such election or delivery or suspend or terminate the right to make such elections or deliveries.

          (d) At the time of any exercise of the Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or his or her heirs, legatees or legal representatives, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the Shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. The Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the Option is ten years, subject to earlier expiration as provided in paragraph 5 below. The Option is thus not exercisable to any extent after the expiration of ten years from the Award Date, or after any earlier expiration date that may be applicable under the terms of paragraph 5 below, unless the Committee extends the term of the Option for such additional period as the Committee, in its discretion, determines, provided that in no event shall the aggregate Option period, including the original term of the Option and any extensions thereof, exceed ten years.

     4. The Option is not transferable by the Participant otherwise than by will or the laws of descent and distribution, and during the life of the Participant it is exercisable only by the Participant.

     5. Exercise of the Option following termination of employment shall be treated as follows:

          (a) In the event the employment of the Participant with the Company is terminated by the Company for Cause or voluntarily by the Participant, pursuant to Section 13(c) or 13(e), respectively, of the employment agreement dated as of July 13, 1997 between the Participant and the Company (the "Employment Agreement"), the Option shall expire and all rights to purchase Shares pursuant to it shall terminate immediately.

          (b) In the event the employment of the Participant with the Company is terminated because of death or Disability pursuant to Section 13(a) or 13(b), respectively, of the Employment Agreement, the Option, if not yet exercisable, shall become exercisable and may be exercised at any time during its specified term but not beyond one year after the date of such termination.

          (c) In the event the employment of the Participant with the Company is terminated by the Company without Cause or by a Constructive Termination without Cause (pursuant, in either event, to Section 13(d) of the Employment Agreement), the Option, if not yet exercisable, shall become exercisable and may be exercised at any time during its specified term prior to three years after the date of such termination.

     6. The Participant shall have the right, by furnishing written notice to the Secretary of the Company at least six months prior to any exercise of the Option to defer any gains realized upon exercise of the Option. Any such deferral, including the manner of exercise of the Option in connection with such deferral, must be made in such manner as may reasonably be required by the Company including such requirements as may apply in order to defer such gains for Federal income tax purposes or as the independent public accountant for the Company advises is necessary in order that the Option gains not be a charge against earnings of the Company. At the time the Participant elects to defer such gains, such gains shall be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan, (the "Deferral Plan") to the extent the Deferral Plan accepts such deferrals. If the Deferral Plan is not available to accept such deferrals, the Participant may make an irrevocable election to defer into Share units (a unit representing a Share of Common Stock including any dividends that may be declared thereon during the period of the deferral). Amounts deferred under this paragraph 6 shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

     7. The number of Shares subject to the Option and the Option Price per share shall be adjusted as provided in the Plan in the event of certain changes in the capitalization of the Company, as provided in the Plan. Analogous adjustments shall be made in determining whether the condition for early exercise set forth in paragraph 2(a)(i) has been satisfied.

     8. Notwithstanding the provisions of paragraph 5, upon the occurrence of a Change of Control during the period the Participant is employed, the Option shall become, and remain, exercisable throughout its entire term.

     9. The granting of the Option shall not confer upon the Participant any right to be continued in the employment of the Company or any Subsidiary, or interfere in any way with the right of the Company or its Subsidiaries to terminate the Participant's employment arrangement at any time.

     10. Neither the Participant nor his heirs, legatees or legal representatives shall have any rights of stockholders with respect to the Shares subject to the Option until such Shares are actually issued upon exercise of the Option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company as of the date above written.

                                      WASTE MANAGEMENT, INC.



                                      By:
                                           -------------------------------------
                                           Herbert A. Getz
                                           Senior Vice President and Secretary

                                                                     EXHIBIT E-1



                      STOCK APPRECIATION RIGHTS AGREEMENT


     AGREEMENT dated as of July 13, 1997, between Waste Management, Inc., a Delaware Corporation (the "Company"), and Ronald T. LeMay (the "Executive").

     As an inducement to, and in consideration of, the Executive's agreement to serve as the Chairman, President and Chief Executive Officer of the Company and in order to keep the Executive whole in respect of certain option rights he is forfeiting at Sprint Corporation ("Sprint"), the Company is providing the Executive with the Stock Appreciation Right ("SAR") on the terms hereinafter set forth and the Performance Stock Appreciation Right on the terms set forth in Exhibit E-2 to the employment agreement dated as of July 13, 1997 between the Company and the Executive (the "Employment Agreement") to compensate the Executive for such forfeiture. This Agreement is entered into contemporaneously with the execution and delivery of the Employment Agreement.

     1. Grant of Units. The Company hereby grants to the Executive 500,000 SAR Units ("Units") representing 500,000 shares of Sprint Common Stock.

     2. Base Value of a Unit. Each Unit shall have a base value of $47.9375 subject to adjustment as hereinafter provided (the "Base Value").

     3. Economic Entitlement of a Unit ("Spread"). During the period in which the SAR is exercisable as hereinafter provided, a Unit shall entitle the Executive to an amount equal to the "Spread" in the Unit on the date he chooses to exercise the SAR in respect of that Unit. (He may, at any point during its period of exercisability, exercise the SAR in respect of some or all of his Units but at any given date he may exercise the SAR as to no fewer than 50,000 Units or, if less, the balance of the Units.) For this purpose "Spread" shall mean an amount equal to the Current Market Price per share of Sprint Common Stock on the date the Executive exercises the SAR less the Base Value of a Unit (as adjusted pursuant to Section 7 below). The "Current Market Price" per share of Sprint Common Stock shall be deemed to be the Closing Price on the date on which the Executive exercises the SAR or, if the markets are closed on such date, the next preceding day on which the markets are open and Sprint Common Stock is traded. "Closing Price" for any date shall be, if the Sprint Common Stock is then listed or admitted to trading on the New York Stock Exchange, Inc. or other national securities exchange, the last reported sale price for the Sprint Common Stock as reported in the consolidated transaction or other reporting system for securities listed or traded on the New York Stock Exchange, Inc., or if the Sprint Common Stock is not so listed or admitted on such exchange, then on the exchange which is the principal exchange on which the Sprint Common Stock is so listed or admitted, or, if the Sprint Common Stock is not so admitted for trading on any national securities exchange, the last sale price reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or if no such last sale prices are reported, the average of the last reported closing bid and asked prices reported by NASDAQ.

     4.   Exercisability; Exercise.

          (a) The SAR shall become exercisable on June 9, 2002, and may be exercised as hereinafter provided at any time thereafter to and including June 8, 2007, subject to Sections 4(b), (c) and (d).

          (b) The Executive shall forfeit the SAR if his employment with the Company is terminated prior to June 9, 2002 as follows: (i) due to death, (ii) due to Disability (as defined in Section 13(b) of the Employment Agreement),
(iii) by the Company for Cause (as defined in Section 13(c) of the Employment Agreement), or (iv) due to a Voluntary Termination by the Executive (as defined in Section 13(e) of the Employment Agreement). In the event that, prior to the SAR's becoming exercisable, the Executive's employment shall terminate due to a Termination Without Cause or a Constructive Termination without Cause, pursuant to Section 13(d) of the Employment Agreement, the SAR shall immediately become exercisable and shall remain exercisable for the period for which Base Salary is continued pursuant to Section 13(d)(ii) plus 3 months. In the event that, prior to the SAR's becoming exercisable, there is a Change in Control of Sprint
(based on the definition of Change in Control as set forth in Section 1(e) of the Employment Agreement, but substituting "Sprint" for "the Company"), the SAR shall immediately become exercisable and shall remain exercisable for the remainder of its term, subject to termination of employment, in which case the remaining exercisability shall be as provided in Section 4(c) depending on the type of termination.

          (c) For the period after the SAR becomes exercisable, the SAR shall continue to be exercisable following a termination of the Executive's employment with the Company as follows, provided that in no event shall the SAR be exercisable after June 8, 2007: (i) due to death: for 12 months following death;
(ii) due to Disability (as defined in Section 13(b) of the Employment Agreement): for 60 months following termination; or (iii) due to Termination Without Cause or Constructive Termination Without Cause (as defined in Section 13(d) of the Employment Agreement): for the period for which Base Salary is continued pursuant to Section 13(d)(ii) plus 3 months (or if the event triggering exercisability is a Change in Control of Sprint (based on the definition of Change in Control as set forth in Section 1(e) of the Employment Agreement, but substituting "Sprint" for "the Company"), for the period for which Base Salary is continued pursuant to Section 13 (f)(i)(A) plus 3 months). In the event that, after the SAR becomes exercisable, the Executive's employment shall terminate due to a Termination by the Company for Cause or a Voluntary Termination, pursuant to Section 13(c) or 13(e) of the Employment Agreement, respectively, the SAR shall be forfeited.

          (d) The rights represented by this SAR may be exercised by the Executive, in whole or in part, by the surrender of this Agreement to the Secretary of the Company located at 3003 Butterfield Road, Oak Brook, IL 60523, or such other office or agency of the Company as it may designate by notice in writing to the Executive at the address of the Executive appearing on the books of the Company at the time such notice was given. If the SAR is exercised in part, the Company shall note on this Agreement the number of Units as to which this Agreement has been exercised and shall return this Agreement to the Executive.

     5. Deferral of Gains. Anything in this Agreement to the contrary notwithstanding, any gains on the exercise of the SAR as realized by the Executive when he is a Named Executive Officer of the Company (as defined in the regulations promulgated under Internal Revenue Code Section 162(m)) shall be deferred as provided in the following sentence; provided, however, that this deferral requirement shall not apply, if the Executive so elects in writing at least six months prior to the exercise of the SAR, as to a number of units not to exceed 100,000 (as the Executive may designate in such notice), which election shall be irrevocable. The gains being deferred, as described in the preceding sentence, shall be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan, (the "Deferral Plan") to the extent the Deferral Plan accepts such deferrals. If the Deferral Plan is not available to accept such deferrals, the Participant may make an irrevocable election to defer into (i) Share units (a unit representing a Share of Common Stock of the Company, including any dividends that may be declared thereon during the period of the deferral) or (ii) deferred cash as to which interest shall be credited and compounded annually based on the prime rate as announced from time to time by Citibank N.A. Amounts deferred under clause (i) or (ii) of the preceding sentence shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

     6. Adjustment of Base Value and Number of Units. If the number of outstanding shares of Sprint Common Stock shall, at any time, be increased or decreased as a result of (a) any subdivision or consolidation of shares, stock dividend, stock split, recapitalization, reclassification or similar capital adjustment or (b) any combination, exchange of shares or similar event arising from Sprint's participation in any corporate merger, consolidation or similar transaction in which Sprint is the surviving entity and is not substantially or completely liquidated, the number of Units and the kind of shares represented by the Units with respect to which the SAR may thereafter be exercised and the Base Value shall be appropriately adjusted.

     7. Notices. Upon any adjustment pursuant to this SAR of the number of Units or the Base Value, the Company within twenty calendar days after it learns of the event requiring such adjustment shall give written notice to the Executive setting forth the adjusted number of Units and Base Value and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, which certificate shall be presumptive evidence of the correctness of the matter set forth therein. Such notice shall be given to the Executive at the Executive's address on the books of the Company by first-class mail, postage prepaid or overnight courier service.

     8. Non-transferability. The SAR shall not be transferable by the Executive other than by will or the laws of descent and distribution. During his lifetime, the SAR shall be exercisable only by the Executive or his legal representative. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the SAR, other than as permitted herein, shall be null and void and of no effect.

     9. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns and the Executive and his estate or other legal representatives.

     10. References. In the event of the Executive's death or a judicial determination of his physical or mental incompetence, references in this Agreement to the Executive shall be deemed, where appropriate, to refer to his estate or other legal representative.

     11. Entire Agreement. This Agreement, together with the Employment Agreement, contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

     12. Amendment or Waiver. This Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Company. No waiver by either party at any time of any breach by the other party of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     13. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event attributable to the SAR.

     14. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of Illinois without reference to principles of conflict of laws.

     15. Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed the Agreement as of the date first above written.

                                       WASTE MANAGEMENT, INC.


                                       By:
                                           -------------------------
                                           Herbert A. Getz
                                           Senior Vice President
                                             and Secretary



                                           -------------------------
                                           Ronald T. LeMay

                                                                     EXHIBIT E-2



                PERFORMANCE STOCK APPRECIATION RIGHTS AGREEMENT


     AGREEMENT dated as of July 13, 1997, between Waste Management, Inc., a Delaware Corporation (the "Company"), and Ronald T. LeMay (the "Executive").

     As an inducement to, and in consideration of, the Executive's agreement to serve as the Chairman, President and Chief Executive Officer of the Company and in order to keep the Executive whole in respect of certain option rights he is forfeiting at Sprint Corporation ("Sprint"), the Company is providing the Executive with the Performance Stock Appreciation Right ("Performance SAR") on the terms hereinafter set forth and the Stock Appreciation Right on the terms set forth in Exhibit E-1 to the Employment Agreement dated as of July 13, 1997 between the Company and the Executive (the "Employment Agreement") to compensate the Executive for such forfeiture. This Agreement is entered into contemporaneously with the execution and delivery of the Employment Agreement.

     1. Grant of Units. The Company hereby grants to the Executive 500,000 Performance SAR Units ("Units") representing 500,000 shares of Sprint Common Stock.

     2. Base Value of a Unit. Each Unit shall have a base value of $47.9375 subject to adjustment as hereinafter provided (the "Base Value").

     3. Economic Entitlement of a Unit ("Spread"). During the period in which the Performance SAR is exercisable as hereinafter provided, a Unit shall entitle the Executive to an amount equal to the "Spread" in the Unit on the date he chooses to exercise the Performance SAR in respect of that Unit. (He may, at any point during its period of exercisability, exercise the Performance SAR in respect of some or all of his Units but at any given date he may exercise the Performance SAR as to no fewer than 50,000 Units or, if less, the balance of the Units.) For this purpose "Spread" shall mean an amount equal to the current market price per share of Sprint Common Stock on the date the Executive exercises the Performance SAR less the Base Value of a Unit (as adjusted pursuant to Section 7 below). The "current market price" per share of Sprint Common Stock at any date shall be deemed to be the closing price on the date on which the Executive exercises the Performance SAR, or if the markets are closed on such date, the next preceding day on which the markets are open and Sprint Common Stock is traded. "Closing price" for any date shall be, if the Sprint Common Stock is then listed or admitted to trading on the New York Stock Exchange, Inc. or other national securities exchange, the last reported sale price for the Sprint Common Stock as reported in the consolidated transaction or other reporting system for securities listed or traded on the New York Stock Exchange, Inc., or if the Sprint Common Stock is not so listed or admitted on such exchange, then on the exchange which is the principal exchange on which the Sprint Common Stock is so listed or admitted, or, if the Sprint Common Stock is not so admitted for trading on any national securities exchange, the last sale price reported by the National Association of Securities Dealers Automated Quotation System

("NASDAQ") or if no such last sale prices are reported, the average of the last reported closing bid and asked prices reported by NASDAQ.

     4.   Exercisability; Exercise.

          (a) The Performance SAR shall become exercisable on June 9, 2002, and may be exercised as hereinafter provided at any time thereafter to and including June 8, 2007, provided that the conditions for exercisability set forth below are met:

          (i) If the fair market value of Sprint's common stock more than doubles to equal or exceed $95.875 per share on any 30 trading days within a consecutive period of 45 trading days, all of which days fall after the fourth anniversary of the Grant Date and on or before the fifth anniversary of the Grant Date, this Performance SAR shall become 100% exercisable on the fifth anniversary of the Grant Date.

          (ii) If the conditions of clause (i) are not met, but the fair market value of Sprint's common stock equals or exceeds $95.875 per share on any 30 trading days within a consecutive period of 45 trading days, all of which days fall after the fourth anniversary of the Grant Date and on or before the sixth anniversary of the Grant Date, this Performance SAR shall become 100% exercisable on the last day of the 45-day period.

          (iii) If no such 45-day period occurs by the sixth anniversary of the Grant Date, the Performance SAR shall be forfeited.

          (b) The Executive shall forfeit the Performance SAR if, prior to its becoming exercisable, his employment with the Company is terminated as follows: (i) due to death, (ii) due to Disability (as defined in Section 13(b) of the Employment Agreement), (iii) by the Company for Cause (as defined in
Section 13(c) of the Employment Agreement), or (iv) due to the Voluntary Termination by the Executive (as defined in Section 13(e) of the Employment Agreement). In the event that, prior to the Performance SAR's becoming exercisable, the Executive's employment shall terminate due to a Termination without Cause or Constructive Termination without Cause pursuant to Section 13(d) of the Employment Agreement, the Performance SAR shall immediately become exercisable and shall remain exercisable for the period for which Base Salary is continued pursuant to Section 13(d)(ii) plus 3 months. In the event that, prior to the Performance SAR's becoming exercisable, there is a Change in Control of Sprint (based on the definition of Change in Control as set forth in Section 1(e) of the Employment Agreement, but substituting "Sprint" for "the Company"), the Performance SAR shall immediately become exercisable and shall remain exercisable for the remainder of its term, subject to termination of employment, in which case the remaining exercisability shall be as provided in
Section 4(c) depending on the type of termination.

          (c) For the period after the Performance SAR becomes exercisable, the Performance SAR shall continue to be exercisable following a termination of the Executive's employment with the Company pursuant to the applicable paragraphs of the Employment Agreement, as follows, provided that in no event shall the Performance SAR be exercisable after June 8, 2007: (i) due to death: for 12 months following death; (ii) due to Disability (as defined in Section 13(b) of the Employment Agreement): for 60 months following termination; or (iii) due to Termination Without Cause or Constructive Termination Without Cause (as defined in Section 13(d) of the Employment Agreement) for the period for which Base Salary is continued pursuant to section 13(d)(ii) plus 3 months (or if the event triggering exercisability is a Change in Control of Sprint (based on the definition of Change in Control as set forth in Section 1(e) of the Employment Agreement, but substituting "Sprint" for "the Company"), for the period for which Base Salary is continued pursuant to Section 13(f)(i)(A) plus 3 months). In the event that, after the Performance SAR becomes exercisable, the Executive's employment shall terminate due to a Termination by the Company for Cause or a Voluntary Termination, pursuant to Section 13(c) or 13(e), respectively, the Performance SAR shall be forfeited.

          (d) The rights represented by this Performance SAR may be exercised by the Executive, in whole or in part, by the surrender of this Agreement to the Secretary of the Company located at 3003 Butterfield Road, Oak Brook, IL 60523, or such other office or agency of the Company as it may designate by notice in writing to the Executive at the address of the Executive appearing on the books of the Company at the time such notice was given. If the Performance SAR is exercised in part, the Company shall note on this Agreement the number of Units as to which this Agreement has been exercised and shall return this Agreement to the Executive.

     5. Deferral of Gains. Anything in this Agreement to the contrary notwithstanding, any gains on the exercise of the Performance SAR as realized by the Executive when he is a Named Executive Officer of the Company (as defined in the regulations promulgated under Internal Revenue Code Section 162(m)) shall be deferred as provided in the following sentence. The gains being deferred, as described in the preceding sentence, shall be deferred into the Company's Non-Qualified Profit Sharing and Savings Plus Plan, or a successor plan, (the "Deferral Plan") to the extent the Deferral Plan accepts such deferrals. If the Deferral Plan is not available to accept such deferrals, the Participant may make an irrevocable election to defer into (i) Share units (a unit representing a Share of Common Stock of the Company including any dividends that may be declared thereon during the period of the deferral) or (ii) deferred cash as to which interest shall be credited and compounded annually based on the prime rate as announced from time to time by Citibank N.A. Amounts deferred under clause
(i) or (ii) of the preceding sentence shall be paid out promptly following the date on which the Participant ceases to be a Named Executive Officer of the Company.

    6. Adjustment of Base Value and Number of Units. If the number of outstanding shares of Sprint Common Stock shall, at any time, be increased or decreased as a result of (a) any subdivision or consolidation of shares, stock dividend, stock split, recapitalization, reclassification or similar capital adjustment or (b) any combination, exchange of shares or similar event arising from Sprint's participation in any corporate merger, consolidation or similar transaction in which Sprint is the surviving entity and is not substantially or completely liquidated, the number of Units and the kind of shares represented by the Units with respect to which the Option may thereafter be exercised and the Base Value shall be appropriately adjusted.

     7. Notices. Upon any adjustment of the number of Units pursuant to this Performance SAR or the Base Value, the Company within twenty calendar days after it learns of the event requiring such adjustment shall give written notice to the Executive setting forth the adjusted number of Units and Base Value and setting forth in reasonable detail the method of calculation and the facts upon which such adjustment was made, which certificate shall be presumptive evidence of the correctness of the matter set forth therein. Such notice shall be given to the Executive at the Executive's address on the books of the Company by first-class mail, postage prepaid or overnight courier service.

     8. Non-transferability. The Performance SAR shall not be transferable by the Executive other than by will or the laws of descent and distribution. During his lifetime, the Performance SAR shall be exercisable only by the Executive or his legal representative. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance SAR, other than as permitted herein, shall be null and void and of no effect.

     9. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns and the Executive and his estate or other legal representatives.

     10. References. In the event of the Executive's death or a judicial determination of his physical or mental incompetence, references in this Agreement to the Executive shall be deemed, where appropriate, to refer to his estate or other legal representative.

     11. Entire Agreement. This Agreement, together with the Employment Agreement, contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

     12. Amendment or Waiver. This Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Company. No waiver by either party at any time of any breach by the other party of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     13. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan attributable to the Performance SAR.

     14. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of Illinois without reference to principles of conflict of laws.

     15. Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       WASTE MANAGEMENT, INC.

                                       By:
                                          --------------------------
                                            Herbert A. Getz
                                            Senior Vice President
                                              and Secretary


                                          --------------------------
                                            Ronald T. LeMay

                                                                       EXHIBIT F


                        PENSION BENEFIT UNDER SECTION 9


1. Calculate the pension benefit, without offsetting, using the benefit formula provided in the Waste Management, Inc. Supplemental Executive Retirement Plan based on 12 years of Eligibility Service plus actual years of Eligibility Service.

2. Calculate the pension benefits due the Executive under the Waste Management, Inc. pension benefit plans (other than the pension benefit under this Section 9) and the Sprint Corporation pension benefit plans (the "Offsetting Pension Benefits").

3. Subtract the Offsetting Pension Benefits from the amount calculated in step 1 to get the pension benefit under Section 9.

                                                                       EXHIBIT G


                               RONALD T. LEMAY'S
                        KEY MANAGEMENT BENEFIT PROGRAM
                             AT SPRINT CORPORATION


     The Sprint Corporation 1997 proxy statement describes the Key Management Benefit Program as follows:

          a Key Management Benefit Plan providing for a survivor benefit in the event of the death of a participant or, in the alternative, a supplemental retirement benefit. Under the plan, if a participant dies prior to retirement, the participant's beneficiary will receive ten annual payments each equal to 25% of the participant's highest annual salary during the five-year period immediately prior to the time of death. If a participant dies after retiring or becoming permanently disabled, the participant's beneficiary will receive a benefit equal to 300% (or a reduced percentage if the participant retires before age 60) of the participant's highest annual salary during the five-year period immediately prior to the time of retirement or disability, payable either in a lump sum or in installments at the election of the participant. At least 13 months before retirement, a participant may elect a supplemental retirement benefit in lieu of all or a portion of the survivor benefit. Each Named Officer is a participant in the plan.

                                                                       EXHIBIT H

                   GENERAL RELEASE AND COOPERATION AGREEMENT
                   -----------------------------------------

This Agreement is entered into by and between Ronald T. LeMay (hereafter "Employee") and Waste Management, Inc. (hereafter "Employer") and arises out of the termination of Employee's employment. In consideration of the material promises combined herein; the parties agree as follows:

Employer will pay the severance benefits specified in the Employment Agreement dated as of July 13, 1997.

Employee hereby fully and forever releases and discharges Employer and its parents, affiliates and subsidiaries; including all predecessors and successors, assigns, officers, directors, trustees, employees, agents and attorneys, past and present (hereinafter collectively "Waste Management"), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities, of whatever kind or nature, direct or indirect, in law, equity or otherwise, whether known or unknown vested or contingent, suspected or unsuspected, which existed in the past or which currently exist, arising out of Employee's employment by Waste Management or the termination thereof, including, but not limited to, any claims for relief or causes of action under federal, state or local statute, ordinance or regulation dealing in any respect with discrimination in employment, including any and all claims of employment discrimination including but not limited to the Age Discrimination in Employment Act of 1967 (29 U.S.C. par. 621 et seq.), Title VII of the Civil Rights Act of 1964 (42 U.S.C. par. 2000 et seq.), the Civil Rights Act of 1866 and 1871 (42 U.S.C. par. 1981 and 1983), the Americans with Disabilities Act (42 U.S.C. (S) 206 et seq.), the Rehabilitation Act of 1973 (29 U.S.C. (S) 791 et seq.), the Equal Pay Act of 1968 (29 U.S.C. (S) 206 et seq.) and the Worker Adjustment and Retraining Notification Act (29 U.S.C. par. 2101), the Illinois Human Rights Act (775 ILCS 5/1-101 et seq.) and any claims, demands or actions based upon alleged wrongful or retaliatory discharge or breach of contract under any state or federal law.

Employee expressly acknowledges and recites that: (a) he or she entered into this Agreement knowingly and voluntarily, without any duress or coercion; (b) he or she read and understands this Agreement in its entirety; (c) he or she has been advised orally and is hereby advised in writing to consult with an attorney with respect to this Agreement before signing it; (d) he or she has not been forced to sign this Agreement by any employee or agent of Waste Management; (e) he or she was provided twenty-one (21) calendar days after receipt of the Agreement to consider its terms before signing it; and (f) he or she is provided seven (7) calendar days from the date of signing to terminate and revoke this Agreement, in which case this Agreement shall be unenforceable, null and void. Employee may revoke this Agreement during those seven (7) days by providing written Notice of Revocation to the Human Resources Department.

Employee expressly agrees never to assert a right to reinstatement with Waste Management and expressly forever releases and discharges Waste Management from any obligation to employ him or her in any capacity. However, Employee shall not be precluded from making any application for future employment and Waste Management shall not be precluded from voluntarily rehiring Employee.

Employee has fully reviewed the terms of this Agreement, acknowledges that he or she understands the terms of this Agreement and states that he or she is entering into this Agreement willingly, voluntarily and in full settlement of all claims that he or she may have as a result of his or her employment with or separation employment from Waste Management.

Employee further agrees that, subject to reimbursement by Waste Management of reasonable out-of-pocket costs and expenses, Employee will cooperate fully with Waste Management and its counsel with respect to any matter (including litigation, investigation or governmental proceedings) which relates to matters with which Employee was involved during the term of employment with Waste Management. Such cooperation shall include appearing from time to time at the offices of Waste Management or Waste Management's counsel for conferences and interviews and in general providing the officers of Waste Management and its counsel with the full benefit of Employee's knowledge with respect to any such matter. Employee agrees to render such cooperation in a timely fashion and at such times as may be mutually agreeable to the parties concerned.

Employee shall return to Waste Management prior to the final day of employment all documents, files (including copies thereof) and other Waste Management property.

The Employee also agrees that if, while receiving severance benefits, he or she receives an offer to be rehired by Waste Management, the Employee is only eligible to be rehired if he or she forfeits the remainder of the severance benefits that are to be paid.

This Agreement shall be binding upon the parties hereto, their representatives, agents and assigns, and as to Employee, his or her spouse, heirs, legatees, administrators and personal representatives.

This Agreement constitutes the exclusive and complete agreement between the parties hereto relating to the subject matter hereof. No amendment of this Agreement shall be binding unless in writing and signed by the parties.

The provisions of this Agreement are severable. If any provision or the scope of any provision is found to be unenforceable by a court of competent jurisdiction, the other provisions or the affected provisions as reduced in scope shall remain fully valid and enforceable.

This Agreement shall be governed by the substantive law of the State of Illinois.

The above commitments shall be in addition to and not in lieu of any other ongoing post-employment obligations Employee may have to Waste Management.

IN WITNESS WHEREOF, the undersigned acknowledge that they have executed this instrument as their free and voluntary act, for the uses and purposes set forth herein on the dates set forth below.

Accepted:
EMPLOYER                               EMPLOYEE
By:                                    By:
Authorized Representative              [Name]
Date:                                  Date: